UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2011, Horizon Lines, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter ended June 26, 2011. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

The information under Items 2.02 and 7.01 in this Current Report, and Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 28, 2011, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, adopted the Horizon Lines, Inc. Executive Severance Plan (the “Severance Plan”). The purpose of the Severance Plan is to provide severance benefits to certain executive-level employees who are not eligible to participate in the Company’s existing severance plan. The Company’s named executive officers will participate in the Severance Plan. The following summary describes the key provisions of the Severance Plan, as they apply to our named executive officers.

The Severance Plan provides that in the event of (i) termination of a participant’s employment other than for “cause” or (ii) such participant’s resignation from employment for “good reason” (as those terms are defined in the Severance Plan), the participant will receive the following benefits:

•	Continuation of base salary for one year,

•

Continued coverage of the participant and his eligible dependents for a period of one year in the Company’s medical, dental and visions plans, and optional life insurance and personal accident plan coverage at the same costs as for active employees,

•	Continued eligibility to receive a pro-rated payment under the annual bonus plan in effect for the year of termination of the participant’s employment, and

•	Reasonable outplacement services of up to $25,000.

The severance benefits payable under the Severance Plan are subject to the participant’s execution and non-revocation of a general release of claims in favor of the Company within a specified time period and the participant’s compliance with certain non-competition, non-solicitation and non-disclosure restrictive covenants. A participant who is a party to an employment agreement or any other arrangement with the Company that provides for the payment of severance is not eligible to participate in the Severance Plan.

The foregoing description of the Severance Plan is only a summary and is qualified in its entirety by reference to the Severance Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference into this Item 5.02.

Item 7.01. Regulation FD Disclosure.

The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: decreases in shipping volumes; our ability to maintain liquidity, our substantial debt and our ability to repay or refinance that debt; our ability to obtain waivers or other relief of any breach of covenants; legal or other proceedings to which we are or may become subject, including antitrust, environmental or other legal proceedings; failure to comply with the terms of our probation; volatility in fuel prices; our ability to continue as a going concern; competitive nature of trans-Pacific ocean transportation market between Asia and the U.S. West Coast; cyclical nature of international shipping industry and resulting volatile changes in freight rates; international regulatory and currency environment; compliance with safety and environmental protection and other governmental requirements; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial dry-docking costs for our vessels; actions by our stockholders; changes in tax laws or in their interpretation or application (including the repeal of the application of the tonnage tax to our trade in any one of our applicable shipping routes); and adverse tax audits and other tax matters.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 26, 2010, as filed with the SEC for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

NON-GAAP FINANCIAL MEASURES

Item 2.02 and 7.01, and Exhibit 99.1 hereto, contains the following financial measures: adjusted net income, adjusted net income per diluted share, adjusted operating income, free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted earnings per share, and adjusted earnings per diluted share, as well as EBITDA and adjusted EBITDA on a consolidated basis. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.

The Company uses adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating expense, adjusted other expense and adjusted earnings per diluted share to exclude certain items to provide a useful measure of the Company’s operations without the impact of significant special items. The Company defines free cash flow as EBITDA adjusted to include certain non-cash items and net proceeds from sale of fixed assets and to exclude certain uses of cash flow, EBITDA as net income plus net interest expense, income taxes, depreciation and amortization and adjusted EBITDA as net income plus net interest expense, income taxes, depreciation and amortization adjusted to exclude unusual items.

The Company believes that these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company also utilizes certain of these measures to compensate certain management personnel of the Company.

The Company believes that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by the Company’s board of directors and management team to evaluate the Company’s operating performance, (ii) the senior credit facility contains covenants that require the Company to maintain certain interest expense coverage and leverage ratios, which contain EBITDA, and (iii) EBITDA is a measure used by the Company’s management team to make day-to-day operating decisions. EBITDA for the Company’s business segments is used by the Company’s internal decision makers to evaluate segment operating performance. The Company believes free cash flow provides supplemental information about the Company’s ability to fund its working capital needs and capital expenditures, and to pay interest and service debt.

The Company also uses a non-GAAP net income measure on a per diluted share basis. The Company believes that it is important to provide per share information, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.

The Company uses adjusted financial measures to exclude certain items in order to illustrate the affect of those items on the financial performance of the Company. Adjusted financial measures are the measures used by management to compare operating results and to evaluate operating performance.

The financial measures adjusted net income, adjusted net income per diluted share, adjusted operating income, free cash flow, adjusted free cash flow, adjusted operating expense, adjusted other expense, adjusted earnings per share, adjusted earnings per diluted share, adjusted operating ratio, EBITDA and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings or free cash flow as a measure of cash flow for management’s discretionary use, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release filed as Exhibits 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Horizon Lines Executive Severance Plan

99.1	Press Release of Horizon Lines, Inc. dated July 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: July 29, 2011	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Horizon Lines Executive Severance Plan

99.1	Press Release of Horizon Lines, Inc. dated July 29, 2011.